FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
DIVERSIFIED INCOME PORTFOLIO
"HYPOTHETICAL $10,000 INVESTMENT"



For the Period April 2, 1991 (Commencement of Operations) through
October 31, 1997


Value of Initial $10,000 Investment =  ($10,000 / Beginning NAV)  *  Ending NAV
				                    =  ($10,000  /  $12.50)  *  $13.07
				                    =  $10,456.00


Value of Reinvested Income Dividends = Shares Reinvested from Income
  Dividends  *  Ending NAV
				                     =  396.20  *  $13.07
				                     =  $5,178.33


Value of Reinvested Capital Gain Distributions = Shares Reinvested from
  Capital Gain Distributions  *  Ending NAV
				                     =  12.13  *  $13.07
				                     =  $158.54

Exhibit 16 (a)

 TOTAL VALUE= $10,456.00 + $5,178.33 + $158.54 = $15,792.87



 For the Period April 2, 1991 (Commencement of Operations) through
  October 31, 1996


Value of Initial $10,000 Investment = ($10,000/Beginning NAV)  *  Ending NAV
				                    =  ($10,000  /  $12.50)  *  $12.95
				                    =  $10,360.00


Value of Reinvested Income Dividends = Shares Reinvested from Income
  Dividends * Ending NAV
				                     =  326.24  *  $12.95
				                     =  $4,224.81


Value of Reinvested Capital Gain Distributions = Shares Reinvested from
   Capital Gain Distributions  *  Ending NAV
				                     =  12.13  *  $12.95
				                     =  $157.08


"TOTAL VALUE= $10,360.00 + $4,224.81 + $157.08 = $14,741.89



FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                  DIVERSIFIED INCOME PORTFOLIO
                    (STANDARDIZED RETURNS)


                                  1 YR        5 YR         INCEPTION
								  ----        -----        ---------
# YEARS IN PERIOD                   1         5.000        6.589
AVERAGE ANNUAL TOTAL RETURN        3.38%       5.41%        6.60%
MAXIMUM SALES LOAD                 3.50%       3.50%        3.50%


FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1997

Average Annual Total Return
----------------------------
(ERV/P)1/N  -1              = T
($1,033.77/1,000)1 -1       = T
                      .0338 = T
                      3.38% = T


FOR THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1997

Average Annual Total Return
---------------------------
(ERV/P)1/N  -1           = T
($1,301.22/1,000) 1/5 -1 = T
                   .0541 = T
                   5.41% = T


INCEPTION THROUGH OCTOBER 31, 1997
----------------------------------
Average Annual Total Return

(ERV/P)1/N  -1               = T
($1,524.01/1,000) 1/6.589 -1 = T
                       .0660 = T
                       6.60% = T

FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                  DIVERSIFIED INCOME PORTFOLIO
                  (NON-STANDARDIZED RETURNS)


                                      1 YR        5 YR    INCEPTION
									  ----        ----    ---------
# YEARS IN PERIOD                     1.00       5.000      6.589
CUMULATIVE TOTAL RETURN
  (Excluding Maximum Sales Load)      7.13%      34.84%     57.93%
CUMULATIVE TOTAL RETURN
  (After Deducting Maximum Sales Load)3.38%      30.12%     52.40%
AVERAGE ANNUAL TOTAL RETURN           7.13%       6.16%      7.18%
MAXIMUM SALES LOAD                    3.50%       3.50%      3.50%


FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1997
----------------------------------------------------------------------
Cumulative Total Return             Average Annual Total Return
-----------------------             ----------------------------
(ERV/P)  - 1        = T             (ERV/P)1/N  -1             =T
($1,071.30/1,000)-1 = T             ($1,071.30/1,000)       -1 =T
              .0713 = T                                 .0713 = T
              7.13% = T                                 7.13% = T

FOR THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1997
----------------------------------------------------------------------
Cumulative Total Return             Average Annual Total Return
-----------------------             ---------------------------
(ERV/P)  - 1        = T             (ERV/P)1/N  -1            = T
($1,348.39/1,000)-1 = T             ($1,348.39/1,000) 1/5  -1 = T
              .3484 = T                                 .0616 = T
             34.84% = T                                 6.16% = T

INCEPTION THROUGH OCTOBER 31, 1997

Cumulative Total Return            Average Annual Total Return
-----------------------            ---------------------------
(Excluding Maximum Sales Load)
------------------------------
(ERV/P)  -1         = T              (ERV/P)1/N  -1           = T
($1,579.29/1,000)-1 = T           ($1,579.29/1,000)1/6.5890-1 = T
              .5793 = T                                 .0718 = T
             57.93% = T                                 7.18% = T




Cumulative Total Return  (After Deducting Maximum Sales Load)
-------------------------------------------------------------
(ERV/P)  -1           = T
($1,524.01/1,000) -1  = T
                .5240 = T
               52.40% = T


FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                  DIVERSIFIED INCOME PORTFOLIO

       Yield for the Thirty-day Period Ended October 31, 1997


Actual yield for the 30-day period:
----------------------------------


Yield  =  2[((a-b)/cd  +  1)6           -1]



Yield  =  2[((171,148.67 - 16,855.39)/2,424,367.2788 *  $13.54  +  1)6 -1]


Yield  =  .05707116


Yield  =   5.71%




YIELD FOR THE PERIOD WITHOUT THE EFFECT OF FEE WAIVERS:
------------------------------------------------------


Yield  =  2[((a-b)/cd  +  1) 6   -1]



Yield  =  2[((171,148.67 - 27,820.47)/2,424,367.2788  *  $13.54  +  1) 6 -1]


Yield  =  .05297100


Yield  =  5.30%

Exhibit 16(b)

FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
MUNICIPAL INCOME PORTFOLIO
"HYPOTHETICAL $10,000 INVESTMENT"



For the Period November 1, 1993 (Commencement of Operations) through
 October 31, 1997


Value of Initial $10,000 Investment =  ($10,000 / Beginning NAV) * Ending NAV
				                    =  ($10,000  /  $12.50)  *  $12.74
				                    =   $10,192.00


Value of Reinvested Income Dividends = Shares Reinvested from Income Dividends
   *  Ending NAV
				                     =  151.28  *  $12.74
				                     =  $1,927.31


Value of Reinvested Capital Gain Distributions =  Shares Reinvested from
   Capital Gain Distributions  *  Ending NAV
				                    =  0.00  *  $12.74
			                    	=  $0.00



TOTAL VALUE= $10,192.00 + $1,927.31 + $0.00 = $12,119.31



For the Period November 1, 1993 (Commencement of Operations) through
  October 31, 1996


Value of Initial $10,000 Investment =  ($10,000 / Beginning NAV)* Ending NAV
                                    =  ($10,000  /  $12.50)  *  $12.46
				                    =  $9,968/00


Value of Reinvested Income Dividends = Shares Reinvested from Income Dividends
  *  Ending NAV
				                    =  110.30  *  $12.46
				                    =  $1,374.34


Value of Reinvested Capital Gain Distributions = Shares Reinvested from Capital
 Gain Distributions  *  Ending NAV
				                    =  0.00 *  $12.49
				                    = $0.00



TOTAL VALUE= $9,968.00 + $1,374.34 + $0.00 = $11,342.34
                          Exhibit 16(b)



FUND NAME:  RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                   MUNICIPAL INCOME PORTFOLIO
                    (STANDARDIZED RETURNS)


                                 1 YR        INCEPTION
								 ----        -----------
# YEARS IN PERIOD               1            4.00274
AVERAGE ANNUAL TOTAL RETURN    3.11%            3.99%
MAXIMUM SALES LOAD             3.50%            3.50%



FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1997


Average Annual Total Return
---------------------------

(ERV/P)1/N  -1                  =T

($1,031.11/1,000)1  -1         = T
                         .0311 = T
                         3.11% = T



INCEPTION THROUGH OCTOBER 31, 1997

Average Annual Total Return
---------------------------

(ERV/P)1/N  -1                 =T

($1,169.51/1,000) 1/4.00274 -1 = T
                         .0399 = T
                         3.99% = T

FUND NAME:  RODNEY SQUARE STRATEGIC-FIXED INCOME FUND
                   MUNICIPAL INCOME PORTFOLIO
                  (NON-STANDARDIZED RETURNS)


                                    1 YR        INCEPTION
									----        ---------
# YEARS IN PERIOD                    1           4.00274
CUMULATIVE TOTAL RETURN
  (Excluding Maximum Sales Load)    6.85%          21.19%
CUMULATIVE TOTAL RETURN
  (After Deducting Maximum
     Sales Load)                    3.11%          16.95%
AVERAGE ANNUAL TOTAL RETURN         6.85%           4.92%
MAXIMUM SALES LOAD                  3.50%           3.50%


FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1997

Cumulative Total Return             Average Annual Total Return
-----------------------             ----------------------------
(ERV/P)  - 1         = T              (ERV/P)1/N  -1       = T
($1,068.51/1,000) -1 = T              ($1,068.51/1,000) -1 = T
               .0685 = T                             .0685 = T
               6.85% = T                             6.85% = T


INCEPTION THROUGH OCTOBER 31, 1997

Cumulative Total Return             Average Annual Total Return
-----------------------             ---------------------------
(Excluding Maximum Sales Load)
-----------------------------
(ERV/P)  -1            = T         (ERV/P)1/N -1                 = T
($1,211.88/1,000) -1   = T         ($1,211.88/1,000)1/4.00274 -1 = T
                 .2119 = T                                 .0492 = T
                21.19% = T                                 4.92% = T


Cumulative Total Return  (After Deducting Maximum Sales Load)
-------------------------------------------------------------
(ERV/P)  -1              = T
($1,169.51/1,000) -1     = T
                   .1695 = T
                  16.95% = T


FUND NAME:  RODNEY SQUARE STRATEGIC-FIXED INCOME FUND
                   MUNICIPAL INCOME PORTFOLIO

       Yield for the Thirty-day Period Ended October 31, 1997


ACTUAL YIELD FOR THE 30-DAY PERIOD:
-----------------------------------


Yield  =  2[((a-b)/cd  +  1) 6    -1]



Yield  =  2[((67,309.54 - 10,675.46)/1,362,456.3065 *  $13.20  +  1) 6-1]


Yield  =  .03808746

Yield  =   3.81%




YIELD FOR THE PERIOD WITHOUT THE EFFECT OF FEE WAIVERS:
-------------------------------------------------------


Yield  =  2[((a-b)/cd  +  1) 6     -1]



Yield  =  2[((67,309.54 - 22,886.68)/1,362,456.3065  *  $13.20  +  1)6 -1]


Yield  =  .02982251

Yield  =  2.98%